Exhibit 10.1

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (herein called this "Amendment") made as of August 5, 2004 by and among M/I FINANCIAL CORP., an Ohio corporation ("Financial"), M/I HOMES, INC. (formerly known as M/I Schottenstein Homes, Inc.), an Ohio corporation ("M/I Homes") (Financial and M/I Homes are sometimes hereinafter referred to collectively as the "Borrowers"), and GUARANTY BANK, a federal savings bank ("Bank"),

W I T N E S S E T H:

WHEREAS, Borrowers and Bank have entered into that certain Revolving Credit Agreement dated as of May 3, 2001 (as heretofore amended, the "Original Credit Agreement"), for the purposes and consideration therein expressed, pursuant to which Bank became obligated to make loans to Borrowers as therein provided; and

WHEREAS, Borrowers and Bank desire to amend the Original Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Bank to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

Definitions and References

Section 1.1.  Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Agreement.

Section 1.2.  Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

"Amendment" means this Fourth Amendment to Credit Agreement.

"Credit Agreement" means the Original Credit Agreement as amended hereby.

ARTICLE II.

Amendments to Original Credit Agreement

Section 2.1.  Definitions. The definition of "Second Mortgage Sublimit" in Section 1.1 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

"Second Mortgage Sublimit" shall mean the amount of $10,000,000.

Section 2.2.  Exhibit C to the Original Credit Agreement is hereby amended to be in the form of Exhibit C to this Amendment.

ARTICLE III.

Conditions of Effectiveness

Section 3.1.  Effective Date. This Amendment shall become effective as of the date first above written when and only when Bank shall have received, at Bank's office,

(a)  a duly executed counterpart of this Amendment,

(b)  a duly executed certificate of the president, chief executive officer, or chief financial officer and of the secretary of each Borrower certifying that (i) resolutions of its board of directors delivered to Bank in connection with the closing of the Original Credit Agreement authorize the execution, delivery, and performance of this Amendment and identifying the officers authorized to sign such instrument are in full force and effect, (ii) the specimen signatures of the officers so authorized which were delivered to Bank are true and correct, subject to the modification set forth in each such certificate, and (iii) the articles of incorporation and code of regulations of such Borrower delivered to Bank have not been amended since the date of the Original Credit Agreement (except as set forth in the attachment as Exhibit "A" to the certificate of M/I Homes), and

(c)  each other document to be executed and delivered by Borrowers pursuant hereto or thereto.

ARTICLE IV.

Representations and Warranties

Section 4.1.  Representations and Warranties of Borrowers. In order to induce Bank to enter into this Amendment, each Borrower represents and warrants to Bank that:

(a)  The representations and warranties contained in Section 3 of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

(b)  Each Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow and to perform its obligations under the Original Credit Agreement. Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower hereunder;

(c)  The execution and delivery by each Borrower of this Amendment, the performance by each Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of such Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrowers of this Amendment or to consummate the transactions contemplated hereby; and

(d)  When duly executed and delivered, this Amendment will be a legal and binding instrument and agreement of Borrowers, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

ARTICLE V.

Miscellaneous

Section 5.1.  Ratification of Agreement. The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Original Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Original Credit Agreement or any other Loan Document.

Section 5.2.  Survival of Agreements. All representations, warranties, covenants and agreements of Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrowers hereunder or under the Original Credit Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrowers under this Agreement and under the Original Credit Agreement.

Section 5.3.  Loan Documents. This Amendment is a Loan Document, and all provisions in the Original Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Section 5.4.  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

Section 5.5.  Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

GUARANTY BANK
M/I FINANCIAL CORP.

By:		By:
	Randy Reid		Phillip G. Creek
	Senior Vice President		Chief Financial Officer

M/I HOMES, INC.

By:
Phillip G. Creek
Chief Financial Officer

M/I FINANCIAL CORP.

OFFICERS' CERTIFICATE

The undersigned officers of M/I Financial Corp., an Ohio corporation (the "Corporation"), hereby certify that (i) the Action in Writing by the Sole Shareholder of M/I Financial Corp., dated May 3, 2001, which was delivered to Guaranty Bank (the "Bank") in connection with the closing of the Revolving Credit Agreement, dated May 3, 2001, by and among the Corporation, M/I Schottenstein Homes, Inc., an Ohio corporation ("M/I Homes") (the Corporation and M/I Homes are sometimes hereinafter referred to as the "Borrowers") and the Bank (the "Original Credit Agreement"), and which authorizes the execution, delivery and performance of any amendments to the Original Credit Agreement (each such amendment, an "Amended Credit Agreement") and identifies the officers authorized to sign any Amended Credit Agreement, is in full force and effect without amendment or modifications as of the date hereof, (ii) the specimen signatures of the officers authorized to sign any Amended Credit Agreement, which were delivered to the Bank in the M/I Financial Corp. Incumbency and Signature Certificate, dated May 3, 2001 and certified by Paul S. Coppel, are true and correct, except that J. Thomas Mason has subsequently replaced Paul S. Coppel as Secretary of the Corporation, and (iii) the Articles of Incorporation and Code of Regulations of the Corporation delivered to the Bank have not been amended or modified since the date of the Original Credit Agreement.

Phillip G. Creek, Chief Financial Officer and Treasurer

J. Thomas Mason, Secretary

Dated: ______________________, 2004

I, Phillip G. Creek, Chief Financial Officer and Treasurer of the Corporation hereby certify that J. Thomas Mason is the duly elected, qualified and acting Secretary of the Corporation and that the signature set forth above is his signature.

Dated: _________________________, 2004

M/I HOMES, INC.

OFFICERS' CERTIFICATE

The undersigned officers of M/I Homes, Inc. (formerly known as M/I Schottenstein Homes, Inc.), an Ohio corporation (the "Corporation"), hereby certify that (i) the Action of the Executive Committee of the Board of Directors of M/I Schottenstein Homes, Inc. Without a Meeting, dated May 3, 2001, which was delivered to Guaranty Bank (the "Bank") in connection with the closing of the Revolving Credit Agreement, dated May 3, 2001, by and among the Corporation, M/I Financial Corp., an Ohio corporation ("M/I Financial") (the Corporation and M/I Financial are sometimes hereinafter referred to as the "Borrowers") and the Bank (the "Original Credit Agreement"), and which authorizes the execution, delivery and performance of any amendments to the Original Credit Agreement (each such amendment, an "Amended Credit Agreement") and identifies the officers authorized to sign any Amended Credit Agreement, is in full force and effect without amendment or modifications as of the date hereof, (ii) the specimen signatures of the officers authorized to sign any Amended Credit Agreement, which were delivered to the Bank in the M/I Schottenstein Homes, Inc. Incumbency and Signature Certificate, dated May 3, 2001 and certified by Paul S. Coppel, are true and correct, except that J. Thomas Mason has subsequently replaced Paul S. Coppel as General Counsel and Secretary of the Corporation, Irving E. Schottenstein is deceased, and Robert H. Schottenstein is the Chairman of the Board, Chief Executive Officer and President of the Corporation, and (iii) the Articles of Incorporation and Code of Regulations of the Corporation delivered to the Bank have not been amended or modified since the date of the Original Credit Agreement, except as set forth on Exhibit "A" attached hereto.

Phillip G. Creek, Chief Financial Officer and Treasurer

J. Thomas Mason, General Counsel and Secretary

I, Phillip G. Creek, Chief Financial Officer and Treasurer of the Corporation hereby certify that J. Thomas Mason is the duly elected, qualified and acting General Counsel and Secretary of the Corporation and that the signature set forth above is his signature.

Dated: ______________________, 2004